Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF

ASSURANT, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Assurant, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Bruce Camacho, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2006

/s/ P. Bruce Camacho
P. Bruce Camacho Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.